Exhibit 99.1

 NU SKIN ENTERPRISES  *

 *  Safe Harbor StatementThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company's current expectations and beliefs.  All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, statements of management's expectations regarding the company's performance, initiatives, strategies, new product introductions and research and development efforts; statements of estimates or projections regarding revenue, earnings per share, operating margin, gross margin, cash from operations, the amount and timing of future dividend payments, cash flow, and other financial items; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:  estimates and guidance concerning anticipated revenue, earnings per share and the impact of foreign currency are preliminary estimates, and actual results may differ from the estimates and guidance provided based on a number of factors, including higher than anticipated expenses, changes in reserves, and year-end and other financial statement or audit adjustments;the actual declaration and payment of the planned dividends by the Board of Directors is subject to any changes in the company's net earnings, financial condition, cash requirements, future prospects or other factors deemed relevant by the company's board of directors that could cause the Board of Directors to reduce or discontinue the payment of currently planned quarterly dividends;any failure of current or planned initiatives or products to generate interest among distributors and customers and generate sponsoring and selling activities on a sustained basis;risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support our planned initiatives or launch strategies, including possible ingredient supply limitations;challenging economic conditions globally;risk of foreign currency fluctuations and the currency translation impact on the company's business associated with these fluctuations;risks associated with general inquiries and complaints to consumer protection agencies in Japan regarding the activities of some distributors;regulatory risks associated with the company's products, which could require the company to modify its claims or inhibit the company's ability to import or continue selling a product in a market if it is determined to be a medical device or if it is unable to register the product in a timely manner under applicable regulatory requirements;continued regulatory scrutiny and investigations in Mainland China, which have from time to time in the past, and could in the future, negatively impact the company's business, including the interruption of sales activities in stores, loss of licenses, and the imposition of fines;adverse publicity related to the company's business, products, industry or any legal actions or complaints by distributors or others;any prospective or retrospective increases in duties on the company's products imported into the company's markets outside of the United States and any adverse results of tax audits or unfavorable changes to tax laws in the company's various markets; andcontinued competitive pressures in the company's markets.The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission.  The forward-looking statements set forth the company's beliefs as of the date that such information was first provided and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.

 SUSTAINING GROWTH  *

 ESTIMATED Q4 2012 RESULTS  *

 Growth Rate  24.4%YOY  Revenue  $2.17 Billion  EPS  $3.49-3.51  2012 Estimated  Operating Margin  15.7%  *  Estimated 2012 RESULTS

 Estimated  Millions USD  2003 – 2012 ANNUAL REVENUE  *  10 Yr. CAGR = 9.2%5 Yr. CAGR = 14.8%3 Yr. CAGR = 18.8%

 33% CAGR  Estimated  2007 – 2012 EARNINGS PER SHARE  *Excludes restructuring and impairment of assets and other.  ** Excludes impact of Japan customs case.  *

 Estimated  Millions USD  2007 – 2012 CASH FROM OPERATIONS  *  ~

 We are building on SOLID BUSINESS FUNDAMENTALS to sustain LONG-TERM GROWTH  *

 Nu Skin leverages the direct selling channel to build a STRONG CONSUMER BASE and ACTIVE SALES NETWORKAGELOC: a compelling product platform with a ROBUST PRODUCT PIPELINEPRODUCT LAUNCH PROCESS delivers solid resultsInvesting in CHANNEL INNOVATIONExperienced MANAGEMENT and SALES LEADERS driving GROWTH in every geographic regionSTRONG BALANCE SHEET and CASH FLOW  *  SUSTAINING GROWTH

 Nu Skin leverages the direct selling channel to build a STRONG CONSUMER BASE and ACTIVE SALES NETWORK  *

 30%Sales Network  60%  PARTICIPATING WITH NU SKIN  ExecutiveDistributor  RetailCustomer  PreferredCustomer  Distributor  CONSUMER NETWORK  SALES NETWORK  70%Consumer Network  56%  50%  *  15%

 *  SOURCES: *U.S. Direct Selling Association (DSA) definition. **Word of Mouth Marketing Association (WOMMA).  DIRECT SELLINGThe sale of a consumer product or service, person-to-person, away from a fixed retail location, marketed through independent sales representatives.*  ADVANTAGESPerson-to-personAbility to demonstrate and educateHarnesses word of mouth advertising  of consumers worldwide trust recommendations from friends or family more than any other form of advertising**  92%

 *  SOURCE: U.S. Direct Selling Association (DSA).  85%  OF DIRECT SELLING PARTICIPANTS REPORT  GOOD, VERY GOOD,OR EXCELLENTEXPERIENCE  WITH DIRECT SELLING  77%  OF DIRECT SELLING PARTICIPANTS HAVE BEEN WITH THEIR COMPANY   FOR MORE THAN A YEAR  PURCHASED PRODUCTS  OF U.S. ADULTS HAVE  74%  FROM A DIRECT SELLER  IN THE U.S. …

 92 MILLION  Involved in directselling worldwide  19%  2010  *  SOURCE: World Federation of Direct Selling Associations (WFDSA)  $153 BILLION   In 2011 global retail sales generated  8%  2011  8% CAGR  1998-2011  22 MARKETS generated > $1 BILLION  WORLDWIDE…

 NU SKIN'S CONSUMER BASE  *  More than 70% of our sales volume is sold to our consumer network  CONSUMER NETWORK  85%  85% of the people who purchase from Nu Skin never join the sales network

 U.S. REGULATORY REVIEWS   1994 & 1997 FTC Formal reviewsMinor modifications to business practicesNo changes to our core compensation plan28-year history – operating in more than 50 countries  *

 U.S. CONSUMER PROTECTIVE PRACTICES  Generous Company Return Policies12-month 90% refund policyNo cancellation of distributorship to return products Return rate averages 3-5% of salesDistributor Participation PoliciesNo product purchase required $25 refundable signup kit to become a distributor (non-commissionable, not for profit)No annual renewal feeDistributors purchase directly from companyNo distributor-owned retail stores  *

U.S. CONSUMER PROTECTIVE POLICIES (cont.)

- **Full Disclosure**
  - Average earnings summary – Nu Skin has disclosed average income levels for over 20 years in a very conservative fashion

DSA
DIRECT SELLING ASSOCIATION

- **Company integrity**
  - Recognized by BBB (A+ rating)
  - BBB accredited since 1986
  - 21 BBB inquiries in 3 years
  - Abide by DSA Code of Ethics

BBB ACCREDITED BUSINESS
BBB Rating: A+

19

BALANCE BETWEEN PERSONAL CARE AND NUTRITION  ~50%  ~50%  *

 *

 repair  2017  PersonalizationNutrition  Kappa  revitalize  2015  PersonalizationSkin Care  Delta  restage  2012-18  remodel  Gamma  2013  Weight Management  restore  Alpha  2015  Healthy Aging  Applying ageLOC science to existing products  recharge/renew  R2/Body Galvanic  2011  Cell Renewal/Body Treatment  Galvanic Spa  2007  Transformation  2009  recharge  Vitality  2010  Skin Treatment  Daily Skin Care  Cellular Energy  renew  rejuvenate          AGELOC PRODUCT PIPELINE  *

 *  At the core of this system will be a collection of clinically proven weight management products.  *  THE AGELOC GAMMA SYSTEM

 The Company has developed aCOMPELLING PRODUCT LAUNCH CYCLE that is CREATING STRONG GROWTH  *

 TWO-YEAR LAUNCH CYCLE  *  2009  2011  2013  2015  2017  DELTA  GAMMA  ALPHA  2007

 PHASE 3:Product Roll-out & Channel Growth  PHASE 2:Market LTO& Channel Growth  PHASE 1:Global LTO& Channel Growth  NU SKIN PRODUCT TWO-YEARLAUNCH CYCLE  *

 Nu Skin's experienced MANAGEMENTand SALES LEADERS are driving GROWTH in every geographic region  *

 2003 - 2012 LOCAL CURRENCY REVENUE TREND  -5.25% CAGR  JAPAN  REVENUE TREND IN JAPAN (YOY)  Projecting 5.6% growth in 2012Body Galvanic Spa LTO - Q4 2012 (revenue +27%)Modeling 1-3% revenue growth in 2013  *  *Includes negative impact of ~3% from natural disasters in March 2011

 ACTIVES/SALES LEADERS GROWTH  18.9% CAGR  Body Galvanic Spa LTO – Q4 2012 Improving revenue trends in H2 2012Estimated 8% local currency revenue growth in 2012Modeling 10-12% revenue growth in 2013  *  SOUTH KOREA

 ageLOC TFEU LTO – Q4 2012 Estimated 19% U.S. growth in 2012 (excluding $12.5 million of convention sales to int'l dist. in 2011)Latin America estimated 75% revenue growth in 2012Modeling 12-15% revenue growth in 2013  9.5% CAGR  2003 - 2012 USD REVENUE TREND  *  AMERICAS

 Expansion into Vietnam in Q3 2012Estimated 2012 revenue = $330 million Modeling 5-10% revenue growth in 2013  4  2012SALES  17.7% CAGR  SOUTH ASIA / PACIFIC  *

 Estimated 25% local currency growth in 2012Body Galvanic Spa LTO - Q1 2012 R2 LTO - Q4 2012Modeling 12-15% revenue growthin 2013  20.4% CAGR  EMEA  *

 Mainland China rapidly growing direct selling marketGreater China HQ to be completed in 2013Estimated 60% revenue growth in 2012Modeling 15-18% revenue growth in 2013  *  REVENUE TREND IN MAINLAND CHINA   17.3% CAGR  GREATER CHINA  55% CAGR

 Nu Skin will continue to demonstrate the STRENGTH of its business through SOLID RESULTS  *

 Latin America development  4  Channel innovation and infrastructure  3  2  Product discovery and development  KEY INVESTMENTS  *  Global sales force incentives  1

 *Excludes restructuring and impairment of assets and other.  Estimated  Projected  ** Excludes impact of Japan customs case.  2007 – 2013 OPERATING MARGIN  *  Improvement in operating margin back-half weighted

 2013 CASH FLOW MODELING  *    2012  2013  D&A  $34 MM  $38 - $42 MM  Stock option expense  $22 MM  $23 - $26 MM  Capital expense  $100 MM  $130 - $150 MM  Debt payments  $26 MM  $40 MM  Dividends  $50 MM  $75 MM

 16.1% CAGR  INCREASING DIVIDEND HISTORY  *  Projected

 $200 MM (4.5 MM shares or 7% of outstanding shares)Weighted average purchase price of <$44.  Outstanding shares repurchased per year  ~2%  Average share purchase price  $21.43  Average shares purchased per year  2.3 MM  *  2004 - 2011  2012  STOCK REPURCHASE ACTIVITY

 Nu Skin leverages the direct selling channel to build a STRONG CONSUMER BASE and ACTIVE SALES NETWORKAGELOC: a compelling product platform with a ROBUST PRODUCT PIPELINEPRODUCT LAUNCH PROCESS delivers solid resultsInvesting in CHANNEL INNOVATIONExperienced MANAGEMENT and SALES LEADERS driving GROWTH in every geographic regionSTRONG BALANCE SHEET and CASH FLOW  *  SUSTAINING GROWTH

    2007  2008  2009  2010  2011  Gross Margin  81.9%  81.7%  81.7%  82.3%  81.5%  Percentage impact of Japan customs ruling  0.0%  0.0%  0.0%  0.0%  1.9%  Gross Margin excluding  Japan customs ruling  81.9%  81.7%  81.7%  82.3%  83.4%                    Operating Margin  6.1%  10.1%  11.1%  14.1%  13.4%  Percentage impact of restructuring  1.7%  0.0%  0.8%  0.0%  0.0%  Percentage impact of Japan customs ruling  0.0%  0.0%  0.0%  0.0%  1.9%  Operating Margin excluding restructuring and Japan customs ruling  7.8%  10.1%  11.9%  14.1%  15.3%                    Earnings per share  $          0.67    $          1.02    $          1.40    $          2.11    $          2.38   Impact of restructuring               0.17                     -                  0.11                     -                       -     Impact of Japan customs ruling                    -                       -                       -                       -                  0.31   Earnings per share excluding restructuring and Japan customs ruling  $          0.84    $          1.02    $          1.51    $          2.11    $          2.69   GAAP RECONCILIATION  *